Consolidated Statements Of Operations (10-K) (USD $) In Thousands, except Share data	9 Months Ended	12 Months Ended	21 Months Ended
	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2010
REVENUE:
Interest income	$ 2,227	$ 5,369	$ 7,596
Total revenue	2,227	5,369	7,596
EXPENSES:
Filing fees	300	440	740
Total expenses	300	440	740
Income before income taxes	1,927	4,929	6,856
Income tax provision	(731)	(1,203)	(1,934)
Net income allocable to common shares	$ 1,196	$ 3,726	$ 4,922
Earnings (loss) per share:
Basic	$ 0.06	$ 0.19	$ 0.25
Diluted	$ 0.06	$ 0.19	$ 0.25
Weighted-average shares:
Basic	20,000	20,000	20,000
Diluted	20,000	20,000	20,000